UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

October 24, 2022
Date of Report (Date of earliest event reported)

REPUBLIC FIRST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-17007	23-2486815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 South 16th Street, Suite 2400, Philadelphia, Pennsylvania	19102
(Address of principal executive offices)	(Zip Code)

(215) 735-4422
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRBK	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02          Results of Operations and Financial Condition.

As previously reported by Republic First Bancorp, Inc. (the “Company”), the independent review by Wilmer Cutler Pickering Hale and Dorr LLP concerning related-party transactions, certain of the Company’s internal controls, and any associated financial statement and disclosure implications has been completed and the Company is continuing to work diligently with its independent registered public accounting firm to file the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”) and Quarterly Reports on Forms 10-Q for the periods ended March 31, 2022, and June 30, 2022, in each case including the associated financial statements as soon as possible.

The Company has been informed by its independent registered public accounting firm that its audit of the Company’s financial statements as of and for the year ended December 31, 2021 is substantially complete, pending certain approvals from it and the Company’s former independent registered public accounting firm concerning the materiality of certain changes to the related-party disclosure in the notes to the financial statements. These changes to the related-party disclosure are expected to have no impact on the financial results for the year ended December 31, 2021, or for any previous accounting period; and the Company otherwise expects no restatement of reported financial statements for any prior period.

Once the auditing firms agree on the changes to that disclosure, the Annual Report is otherwise ready to be filed immediately; however, the issue is largely outside the Company’s control.

The information in this report is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Forward Looking Statements

The Company may from time to time make written or oral “forward-looking statements”, including statements contained in this release and in the Company's filings with the Securities and Exchange Commission. The forward-looking statements contained in this disclosure, are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. For example, risks and uncertainties can arise with respect to discussions between the Company’s current and former independent registered public accounting firms, over which the Company has no control. More generally, the Company and its operations are subject to numerous risks and uncertainties that range from changes in general economic conditions, government regulatory and other policies that can have various effects on loan demand and our loan portfolio, and fluctuations in interest rates to more Company-specific issues such as the adequacy of our allowance for loan losses, our methodology for determining such allowance, competitive pressure among financial services companies, new service and product offerings by competitors, price pressures and similar items, rapidly changing technology; and litigation matters. You should carefully review the risk factors described in the Form 10-K for the year ended December 31, 2020 and other documents the Company files from time to time with the Securities and Exchange Commission. The words “would be,” “could be,” “should be,” “probability,” “risk,” “target,” “objective,” “may,” “will,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect” and similar expressions or variations on such expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company, except as may be required by applicable law or regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC FIRST BANCORP, INC.

Dated: October 24, 2022

	By:	/s/ Frank A. Cavallaro
	Name:	Frank A. Cavallaro
	Title:	Executive Vice President and Chief Financial Officer

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